POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Alan B. Arends

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 24th day of January, 2001.


                                       /s/ Alan B. Arends
                                       ---------------------------------------
                                       Alan B. Arends

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                  Jack B. Evans

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 24th day of January, 2001.

                                          /s/ Jack B. Evans
                                          ------------------------------------
                                          Jack B. Evans

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Rockne G. Flowers

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney. WITNESS my hand this 24th day of January, 2001.


                                        /s/ Rockne G. Flowers
                                        -------------------------------------
                                        Rockne G. Flowers

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Joyce L. Hanes

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 24th day of January, 2001.

                                          /s/ Joyce L. Hanes
                                          -----------------------------------
                                          Joyce L. Hanes

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                     Lee Liu

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 24th day of January, 2001.

                                        /s/ Lee Liu
                                        -------------------------------
                                        Lee Liu

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               Katharine C. Lyall

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 24th day of January, 2001.


                                        /s/ Katharine C. Lyall
                                        -----------------------------------
                                        Katharine C. Lyall

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Arnold M. Nemirow

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 24th day of January, 2001.

                                        /s/ Arnold M. Nemirow
                                        --------------------------------
                                        Arnold M. Nemirow

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Milton E. Neshek

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 24th day of January, 2001.

                                        /s/ Milton E. Neshek
                                        -------------------------------------
                                        Milton E. Neshek

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 David A. Perdue

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 15th day of February, 2001.

                                        /s/ David A. Perdue
                                        ----------------------------------
                                        David A. Perdue

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Judith D. Pyle

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 24th day of January, 2001.

                                          /s/ Judith D. Pyle
                                          --------------------------------
                                          Judith D. Pyle

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Robert W. Schlutz

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 24th day of January, 2001.

                                          /s/ Robert W. Schlutz
                                          ------------------------------------
                                          Robert W. Schlutz

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                              Wayne H. Stoppelmoor

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 24th day of January, 2001.

                                          /s/ Wayne H. Stoppelmoor
                                          ----------------------------------
                                          Wayne H. Stoppelmoor

                               POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Anthony R. Weiler

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of IES Utilities Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of unsecured debt securities to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 24th day of January, 2001.

                                            /s/ Anthony R. Weiler
                                            ---------------------------------
                                            Anthony R. Weiler